Exhibit 99.1

Rules 4.7.3 and 4.10.3

Appendix 4G

Key to Disclosures

Corporate Governance Council Principles and Recommendations

Name of entity
Janus Henderson Group plc

ABN/ARBN	Financial year ended:
67 133 992 766	31 December 2021

Our corporate governance statement1 for the period above can be found at:2

☐	These pages of our annual report:
☒	This URL on our website:	www.janushenderson.com/ir

The Corporate Governance Statement is accurate and up to date as at 24 March 2022 and has been approved by the board.

The annexure includes a key to where our corporate governance disclosures can be located.3

Date:	24 March 2022

Name of authorised officer authorising lodgement:	Michelle Rosenberg (General Counsel and Company Secretary)

1  “Corporate governance statement” is defined in Listing Rule 19.12 to mean the statement referred to in Listing Rule 4.10.3 which discloses the extent to which an entity has followed the recommendations set by the ASX Corporate Governance Council during a particular reporting period.

Listing Rule 4.10.3 requires an entity that is included in the official list as an ASX Listing to include in its annual report either a corporate governance statement that meets the requirements of that rule or the URL of the page on its website where such a statement is located. The corporate governance statement must disclose the extent to which the entity has followed the recommendations set by the ASX Corporate Governance Council during the reporting period. If the entity has not followed a recommendation for any part of the reporting period, its corporate governance statement must separately identify that recommendation and the period during which it was not followed and state its reasons for not following the recommendation and what (if any) alternative governance practices it adopted in lieu of the recommendation during that period.

Under Listing Rule 4.7.4, if an entity chooses to include its corporate governance statement on its website rather than in its annual report, it must lodge a copy of the corporate governance statement with ASX at the same time as it lodges its annual report with ASX. The corporate governance statement must be current as at the effective date specified in that statement for the purposes of Listing Rule 4.10.3.

Under Listing Rule 4.7.3, an entity must also lodge with ASX a completed Appendix 4G at the same time as it lodges its annual report with ASX. The

Appendix 4G serves a dual purpose. It acts as a key designed to assist readers to locate the governance disclosures made by a listed entity under Listing Rule 4.10.3 and under the ASX Corporate Governance Council’s recommendations. It also acts as a verification tool for listed entities to confirm that they have met the disclosure requirements of Listing Rule 4.10.3.

The Appendix 4G is not a substitute for, and is not to be confused with, the entity's corporate governance statement. They serve different purposes and an entity must produce each of them separately.

2  Tick whichever option is correct and then complete the page number(s) of the annual report, or the URL of the web page, where your corporate governance statement can be found. You can, if you wish, delete the option which is not applicable.

3  Throughout this form, where you are given two or more options to select, you can, if you wish, delete any option which is not applicable and just retain the option that is applicable. If you select an option that includes “OR” at the end of the selection and you delete the other options, you can also, if you wish, delete the “OR” at the end of the selection.

See notes 4 and 5 below for further instructions on how to complete this form.

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 1

Appendix 4G Key to Disclosures Corporate Governance Council Principles and Recommendations

ANNEXURE – KEY TO CORPORATE GOVERNANCE DISCLOSURES

Corporate Governance Council recommendation		Where a box below is ticked,[4] we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
PRINCIPLE 1 – LAY SOLID FOUNDATIONS FOR MANAGEMENT AND OVERSIGHT
1.1

A listed entity should have and disclose a board charter setting out:

(a)    the respective roles and responsibilities of its board and management; and

(b)    those matters expressly reserved to the board and those delegated to management.

		☒ and we have disclosed a copy of our board charter at: www.janushenderson.com/ir in our Schedule of Matters Reserved for the Board	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
1.2

A listed entity should:

(a)     undertake appropriate checks before appointing a director or senior executive or putting someone forward for election as a director; and

(b)    provide security holders with all material information in its possession relevant to a decision on whether or not to elect or re-elect a director.

		☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
1.3	A listed entity should have a written agreement with each director and senior executive setting out the terms of their appointment.	☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
1.4	The company secretary of a listed entity should be accountable directly to the board, through the chair, on all matters to do with the proper functioning of the board.	☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable

4 Tick the box in this column only if you have followed the relevant recommendation in full for the whole of the period above. Where the recommendation has a disclosure obligation attached, you must insert the location where that disclosure has been made, where indicated by the line with “insert location” underneath. If the disclosure in question has been made in your corporate governance statement, you need only insert “our corporate governance statement”. If the disclosure has been made in your annual report, you should insert the page number(s) of your annual report (eg “pages 10-12 of our annual report”). If the disclosure has been made on your website, you should insert the URL of the web page where the disclosure has been made or can be accessed (eg “www.entityname.com.au/corporate governance/charters/”).

5 If you have followed all of the Council’s recommendations in full for the whole of the period above, you can, if you wish, delete this column from the form and re-format it.

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 2

Appendix 4G Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation	Where a box below is ticked,[4] we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
1.5

A listed entity should:

(a)    have and disclose a diversity policy;

(b)    through its board or a committee of the board set measurable objectives for achieving gender diversity in the composition of its board, senior executives and workforce generally; and

(c)    disclose in relation to each reporting period:

(1)    the measurable objectives set for that period to achieve gender diversity;

(2)    the entity’s progress towards achieving those objectives; and

(3)    either:

(A)   the respective proportions of men and women on the board, in senior executive positions and across the whole workforce (including how the entity has defined “senior executive” for these purposes); or

(B)    if the entity is a “relevant employer” under the Workplace Gender Equality Act, the entity’s most recent “Gender Equality Indicators”, as defined in and published under that Act.

If the entity was in the S&P / ASX 300 Index at the commencement of the reporting period, the measurable objective for achieving gender diversity in the composition of its board should be to have not less than 30% of its directors of each gender within a specified period.

☐

and we have disclosed a copy of our diversity policy at:

______________________________________

[insert location]

and we have disclosed the information referred to in paragraph (c) at:

______________________________________ [insert location]

and if we were included in the S&P / ASX 300 Index at the commencement of the reporting period our measurable objective for achieving gender diversity in the composition of its board of not less than 30% of its directors of each gender within a specified period.

☒ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
1.6

A listed entity should:

(a)     have and disclose a process for periodically evaluating the performance of the board, its committees and individual directors; and

(b)    disclose for each reporting period whether a performance evaluation has been undertaken in accordance with that process during or in respect of that period.

☒

and we have disclosed the evaluation process referred to in paragraph (a) at:

www.janushenderson.com/ir

and whether a performance evaluation was undertaken for the reporting period in accordance with that process at:

www.janushenderson.com/ir

☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 3

Appendix 4G Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation	Where a box below is ticked,[4] we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
1.7

A listed entity should:

(a)     have and disclose a process for evaluating the performance of its senior executives at least once every reporting period; and

(b)    disclose for each reporting period whether a performance evaluation has been undertaken in accordance with that process during or in respect of that period.

☒

and we have disclosed the evaluation process referred to in paragraph (a) at:

www.janushenderson.com/ir

and whether a performance evaluation was undertaken for the reporting period in accordance with that process at:

www.janushenderson.com/ir

☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 4

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
PRINCIPLE 2 - STRUCTURE THE BOARD TO BE EFFECTIVE AND ADD VALUE
2.1

The board of a listed entity should:

(a)        have a nomination committee which:

(1)        has at least three members, a majority of whom are independent directors; and

(2)       is chaired by an independent director, and disclose:

(3)        the charter of the committee;

(4)        the members of the committee; and

(5)        as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or

(b)        if it does not have a nomination committee, disclose that fact and the processes it employs to address board succession issues and to ensure that the board has the appropriate balance of skills, knowledge, experience, independence and diversity to enable it to discharge its duties and responsibilities effectively.

		☒ and we have disclosed a copy of the charter of the committee at: www.janushenderson.com/ir and the information referred to in paragraphs (4) and (5) at: www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
2.2	A listed entity should have and disclose a board skills matrix setting out the mix of skills that the board currently has or is looking to achieve in its membership.

☒

and we have disclosed our board skills matrix at:

page 22 of the Company’s 2021 Annual Report in the “Governance Overview” section and page 13 of the Company’s 2022 Proxy Statement under the Heading “Board of Directors – Board Nominee Qualifications, Skills and Expertise”. Information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is also set out on page 20 of the Company’s 2022 Proxy Statement under the heading “Corporate Governance – Director Criteria and Nomination Process”.

☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 5

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
2.3

A listed entity should disclose:

(a)        the names of the directors considered by the board to be independent directors;

(b)        if a director has an interest, position, affiliation or relationship of the type described in Box 2.3 but the board is of the opinion that it does not compromise the independence of the director, the nature of the interest, position or relationship in question and an explanation of why the board is of that opinion; and

(c)        the length of service of each director.

☒

and we have disclosed the names of the directors considered by the board to be independent directors at:

pages 18 to 19 in the 2021 Annual Report and page 12 of the Company’s 2022 Proxy Statement under the heading “Board of Directors – Snapshot of Our Board Nominees”

and, where applicable, the information referred to in paragraph (b) at:

www.janushenderson.com/ir

and the length of service of each director at:

pages 18 to 19 in the 2021 Annual Report and page 12 of the Company’s 2022 Proxy Statement under the heading “Board of Directors – Snapshot of our Board Nominees”

☐ set out in our Corporate Governance Statement
2.4	A majority of the board of a listed entity should be independent directors.	☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
2.5	The chair of the board of a listed entity should be an independent director and, in particular, should not be the same person as the CEO of the entity.	☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
2.6	A listed entity should have a program for inducting new directors and for periodically reviewing whether there is a need for existing directors to undertake professional development to maintain the skills and knowledge needed to perform their role as directors effectively.	☒	☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 6

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
PRINCIPLE 3 – INSTIL A CULTURE OF ACTING LAWFULLY, ETHICALLY AND RESPONSIBLY
3.1	A listed entity should articulate and disclose its values.	☒ and we have disclosed our values at: https://www.janushenderson.com/careers/ and at page 3 in the 2021 Annual Report	☐ set out in our Corporate Governance Statement
3.2

A listed entity should:

(a)    have and disclose a code of conduct for its directors, senior executives and employees; and

(b)   ensure that the board or a committee of the board is informed of any material breaches of that code.

		☒ and we have disclosed our code of conduct at: at www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement
3.3	A listed entity should: (a) have and disclose a whistleblower policy; and (b) ensure that the board or a committee of the board is informed of any material incidents reported under that policy.	☒ and we have disclosed our whistleblower policy (referred to as the "Complaint Reporting, Resolution and Non-Retaliation Policy) at: www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement
3.4	A listed entity should: (a) have and disclose an anti-bribery and corruption policy; and (b) ensure that the board or committee of the board is informed of any material breaches of that policy.	☐ and we have disclosed our anti-bribery and corruption policy at: _____________________________________ [insert location]	☒ set out in our Corporate Governance Statement

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 7

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:[5]
PRINCIPLE 4 – SAFEGUARD THE INTEGRITY OF CORPORATE REPORTS
4.1

The board of a listed entity should:

(a)    have an audit committee which:

(1)    has at least three members, all of whom are non- executive directors and a majority of whom are independent directors; and

(2)    is chaired by an independent director, who is not the chair of the board,

and disclose:

(3)    the charter of the committee;

(4)    the relevant qualifications and experience of the members of the committee; and

(5)    in relation to each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or

(b)    if it does not have an audit committee, disclose that fact and the processes it employs that independently verify and safeguard the integrity of its corporate reporting, including the processes for the appointment and removal of the external auditor and the rotation of the audit engagement partner.

☒

and we have disclosed a copy of the charter of the committee at: www.janushenderson.com/ir and the information referred to in paragraphs (4) and (5) at:

pages 21 to 22 in the 2021 Annual Report and pages 14 to 18 of the Company’s 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies”.

☐ set out in our Corporate Governance Statement
4.2	The board of a listed entity should, before it approves the entity’s financial statements for a financial period, receive from its CEO and CFO a declaration that, in their opinion, the financial records of the entity have been properly maintained and that the financial statements comply with the appropriate accounting standards and give a true and fair view of the financial position and performance of the entity and that the opinion has been formed on the basis of a sound system of risk management and internal control which is operating effectively.	☒	☐ set out in our Corporate Governance Statement
4.3	A listed entity should disclose its process to verify the integrity of any periodic corporate report it releases to the market that is not audited or reviewed by an external auditor.	☒	☐ set out in our Corporate Governance Statement

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 8

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:5
PRINCIPLE 5 – MAKE TIMELY AND BALANCED DISCLOSURE
5.1	A listed entity should have and disclose a written policy for complying with its continuous disclosure obligations under listing rule 3.1.	☒ and we have disclosed our continuous disclosure compliance policy at: www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement
5.2	A listed entity should ensure that its board receives copies of all material market announcements promptly after they have been made.	☒	☐ set out in our Corporate Governance Statement
5.3	A listed entity that gives a new and substantive investor or analyst presentation should release a copy of the presentation materials on the ASX Market Announcements Platform ahead of the presentation.	☒	☐ set out in our Corporate Governance Statement
PRINCIPLE 6 – RESPECT THE RIGHTS OF SECURITY HOLDERS
6.1	A listed entity should provide information about itself and its governance to investors via its website.	☒ and we have disclosed information about us and our governance on our website at: www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement
6.2	A listed entity should have an investor relations program that facilitates effective two-way communication with investors.	☒	☐ set out in our Corporate Governance Statement
6.3	A listed entity should disclose how it facilitates and encourages participation at meetings of security holders.

☒

and we have disclosed how we facilitate and encourage participation at meetings of security holders at:

the Company’s 2022 Proxy Statement on page 5 under the heading “Notice of Annual General Meeting of Shareholders” and pages 78 to 82 under the heading “Questions and Answers About the Annual General Meeting”.

☐ set out in our Corporate Governance Statement
6.4	A listed entity should ensure that all substantive resolutions at a meeting of security holders are decided by a poll rather than by a show of hands.	☒	☐ set out in our Corporate Governance Statement

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 9

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:5
6.5	A listed entity should give security holders the option to receive communications from, and send communications to, the entity and its security registry electronically.	☒	☐ set out in our Corporate Governance Statement
PRINCIPLE 7 – RECOGNISE AND MANAGE RISK
7.1

The board of a listed entity should:

(a)     have a committee or committees to oversee risk, each of which:

(1)   has at least three members, a majority of whom are independent directors; and

(2)    is chaired by an independent director, and disclose:

(3)    the charter of the committee;

(4)    the members of the committee; and

(5)    as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or

(b)    if it does not have a risk committee or committees that satisfy (a) above, disclose that fact and the processes it employs for overseeing the entity’s risk management framework.

☒

and we have disclosed a copy of the charter of the committee at: www.janushenderson.com/ir and the information referred to in paragraphs (4) and (5) at:

pages 18 to 19 and 21 in the 2021 Annual Report and pages 14 to 18 of the Company’s 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies”.

☐ set out in our Corporate Governance Statement
7.2

The board or a committee of the board should:

(a)     review the entity’s risk management framework at least annually to satisfy itself that it continues to be sound and that the entity is operating with due regard to the risk appetite set by the board; and

(b)    disclose, in relation to each reporting period, whether such a review has taken place.

		☒ and we have disclosed whether a review of the entity’s risk management framework was undertaken during the reporting period at: paragraph 7.2 of our Corporate Governance Statement	☐ set out in our Corporate Governance Statement

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 10

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:5
7.3

A listed entity should disclose:

(a)    if it has an internal audit function, how the function is structured and what role it performs; or

(b)    if it does not have an internal audit function, that fact and the processes it employs for evaluating and continually improving the effectiveness of its governance, risk management and internal control processes.

		☒ and we have disclosed how our internal audit function is structured and what role it performs at: www.janushenderson.com/ir	☐ set out in our Corporate Governance Statement
7.4	A listed entity should disclose whether it has any material exposure to environmental or social risks and, if it does, how it manages or intends to manage those risks.

☒

and we have disclosed whether we have any material exposure to environmental and social risks at:

www.janushenderson.com/ir

and, if we do, how we manage or intend to manage those risks at: pages 16 to 29 of the SEC Form 10-K filed on 25 February 2022

☐ set out in our Corporate Governance Statement

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 11

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:5
PRINCIPLE 8 – REMUNERATE FAIRLY AND RESPONSIBLY
8.1

The board of a listed entity should:

(a)        have a remuneration committee which:

(1)    has at least three members, a majority of whom are independent directors; and

(2)     is chaired by an independent director, and disclose:

(3)    the charter of the committee;

(4)    the members of the committee; and

(5)    as at the end of each reporting period, the number of times the committee met throughout the period and the individual attendances of the members at those meetings; or

(b)    if it does not have a remuneration committee, disclose that fact and the processes it employs for setting the level and composition of remuneration for directors and senior executives and ensuring that such remuneration is appropriate and not excessive.

☒

and we have disclosed a copy of the charter of the committee at: www.janushenderson.com/ir and the information referred to in paragraphs (4) and (5) at:

pages 18 to 19 and 21 in the 2021 Annual Report and pages 14 to 18 of the Company’s 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies”.

☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
8.2	A listed entity should separately disclose its policies and practices regarding the remuneration of non-executive directors and the remuneration of executive directors and other senior executives.

☒

and we have disclosed separately our remuneration policies and practices regarding the remuneration of non-executive directors and the remuneration of executive directors and other senior executives at:

the Company’s 2022 Proxy Statement pages 26 to 27 under the heading “Board Compensation” and pages 34 to 56 under the heading “Executive Compensation” and in the Global Remuneration Policy Statement at: www.janushenderson.com/ir

☐ set out in our Corporate Governance Statement OR ☐ we are an externally managed entity and this recommendation is therefore not applicable
8.3

A listed entity which has an equity-based remuneration scheme should:

(a)     have a policy on whether participants are permitted to enter into transactions (whether through the use of derivatives or otherwise) which limit the economic risk of participating in the scheme; and

(b)    disclose that policy or a summary of it.

☒ and we have disclosed our policy on this issue or a summary of it at: www.janushenderson.com/ir

☐     set out in our Corporate Governance Statement OR

☐     we do not have an equity-based remuneration scheme and this recommendation is therefore not applicable OR

☐     we are an externally managed entity and this recommendation is therefore not applicable

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 12

Appendix 4G

Key to Disclosures Corporate Governance Council Principles and Recommendations

Corporate Governance Council recommendation		Where a box below is ticked,4 we have followed the recommendation in full for the whole of the period above. We have disclosed this in our Corporate Governance Statement:	Where a box below is ticked, we have NOT followed the recommendation in full for the whole of the period above. Our reasons for not doing so are:5
ADDITIONAL RECOMMENDATIONS THAT APPLY ONLY IN CERTAIN CASES
9.1	A listed entity with a director who does not speak the language in which board or security holder meetings are held or key corporate documents are written should disclose the processes it has in place to ensure the director understands and can contribute to the discussions at those meetings and understands and can discharge their obligations in relation to those documents.	☒ and we have disclosed information about the processes in place at:	☒ we do not have a director in this position and this recommendation is therefore not applicable
9.2	A listed entity established outside Australia should ensure that meetings of security holders are held at a reasonable place and time.	☒

☐    set out in our Corporate Governance Statement OR

☐    we are established in Australia and this recommendation is therefore not applicable OR

☐    we are an externally managed entity and this recommendation is therefore not applicable

9.3	A listed entity established outside Australia, and an externally managed listed entity that has an AGM, should ensure that its external auditor attends its AGM and is available to answer questions from security holders relevant to the audit.	☒

☐    set out in our Corporate Governance Statement OR

☐    we are established in Australia and not an externally managed listed entity and this recommendation is therefore not applicable

☐    we are an externally managed entity that does not hold an AGM and this recommendation is therefore not applicable

ADDITIONAL DISCLOSURES APPLICABLE TO EXTERNALLY MANAGED LISTED ENTITIES
-

Alternative to Recommendation 1.1 for externally managed listed entities:

The responsible entity of an externally managed listed entity should disclose:

(a)    the arrangements between the responsible entity and the listed entity for managing the affairs of the listed entity; and

(b)    the role and responsibility of the board of the responsible entity for overseeing those arrangements.

		Not applicable to the Company	Not applicable to the Company
-	Alternative to Recommendations 8.1, 8.2 and 8.3 for externally managed listed entities: An externally managed listed entity should clearly disclose the terms governing the remuneration of the manager.	Not applicable to the Company	Not applicable to the Company

ASX Listing Rules Appendix 4G (current at 17/7/2020)	Page 13

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 31 DECEMBER 2021)

As a Jersey-incorporated company with a primary listing on the New York Stock Exchange (NYSE), Janus Henderson Group plc (the Company) is subject to certain of the corporate governance and reporting requirements of NYSE and the

U.S. Securities and Exchange Commission (SEC).

In addition, because the Company’s CHESS Depositary Interests (CDIs) representing the Company’s ordinary shares also trade on the Australian Securities Exchange (ASX), the Company is also subject to the high standards of corporate governance contained in the Corporate Governance Principles and Recommendations issued by the ASX Corporate Governance Council. This Corporate Governance Statement relates to the financial year ending 31 December 2021 and, therefore, applies the fourth edition of the Corporate Governance Principles and Recommendations released on 27 February 2019 (ASX Principles) which can be found at www.asx.com.au.

Throughout the year, the Company complied with all the ASX Principles except in respect of the setting and disclosure of its gender diversity policy and gender balance information in ASX Recommendation 1.5 and the disclosure of its Anti- Bribery and Corruption Policy in ASX Recommendation 3.4. Further details regarding the Company’s departure from these ASX Recommendations are set out below in paragraphs 1.5 and 3.5.

This document, together with the Corporate Governance Guidelines adopted by the Company’s board of directors (Board) on 29 October 2020 (the Governance Guidelines), describes how the Company complied with the ASX Principles for the financial year ended 31 December 2021.

Further details, including copies of the Company’s other governance documents referred to in this statement are available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” and the “Governance Policies & Statements” sections.

This Corporate Governance Statement is accurate and up to date as at 31 December 2021and was approved by the Board on 24 February 2022.

1.	Lay Solid Foundations for Management and Oversight

1.1	The Board is responsible to its shareholders for the overall governance and performance of the Company and its subsidiaries (together, the Group) and for making all key strategic, management and commercial decisions which are necessary for the conduct of the Group’s business as a whole. Overall, the Board’s role is to provide entrepreneurial leadership within a framework of prudent and effective controls which enables risk to be assessed and managed. The role of the Board includes the following:

•	defining the Group's purpose and providing strategic direction by constructive engagement and challenge in the development, execution and modification of the Group’s strategy;

•	ensuring that the necessary financial and human resources are in place for the Group to meet its objectives;

•	appointing and, where necessary, removing the CEO and approving succession plans for the CEO and members of the Executive Committee (ExCo);

•	scrutinising the performance of the CEO and members of the ExCo in meeting agreed goals and objectives, monitoring the reporting of performance, and when required, challenging management and holding them to account;

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

•	reporting to shareholders and ensuring that all regulatory requirements are met;

•	providing advice and counsel to management on a periodic and ad hoc basis, adding strategic value;

•	approving key policies governing the operations and resourcing of the Group;

•	approving decisions concerning the capital of the Group, including capital restructures and significant changes to major financing arrangements;

•	decision making in relation to initiatives or matters otherwise not dealt with as part of the strategy process (e.g., major acquisitions or withdrawal from existing major lines of business);

•	monitoring financial results on an ongoing basis and ensuring the integrity of the Group’s financial information;

•	approving the annual financial accounts and reports to be sent to shareholders and filed with the SEC and ASX;

•	setting (and instilling) the Group’s values (detailed on page 2 in the Annual Report) and standards to underpin the desired culture of the Group as well as ensuring that its obligations to its shareholders and others are understood and met;

•	determination of any dividend and financing of dividend payment;

•	developing the Group's risk management framework (for both financial and non-financial risks) and setting and monitoring this against its designated risk appetite;

•	ensuring the Board’s effectiveness in delivering best practice corporate governance;

•	conducting an annual review of the effectiveness of the Group’s system of internal controls; and

•	ratifying the appointment, and, where necessary, the removal, of the Company Secretary.

A schedule of matters expressly reserved for the Board is set out in a written document available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” section.

Subject to the oversight of the Board, general and active management, direction and supervision over the business of the Group and over its ExCo members rests with the CEO.

Directors decide which matters are appropriate to delegate to management and must ensure that adequate controls are put in place to oversee the operation of these delegated powers.

Non-Executive Directors do not participate in the day-to-day management of the Company or its business units. Consequently, representations or agreements with member companies, suppliers, customers, employees, consultants, professional firms or other parties or organisations are made by management, unless such an authority is explicitly delegated by the Board, to the Non-Executive Directors, either individually or as members of a Committee.

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

1.2	The process for selection of individuals for nomination to the Board is set out in the Governance Guidelines under the headings “Board Membership Criteria” and “Selection of New Directors” and on page 20 of the Company’s 2022 Proxy Statement under the heading “Corporate Governance – Director Criteria and Nomination Process”. Information with respect to each director nominated for election annually at the Company’s Annual General Meeting is set out in the notice convening that meeting. See, for example, on pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies”.

1.3	The Company has agreements with each director and ExCo member outlining the terms of his or her appointment.

1.4          The Company Secretary is accountable to the Board for facilitating the Company’s corporate governance processes and the proper functioning of the Board. Each director is entitled to access the advice and services of the Company Secretary. This policy is reflected in the Governance Guidelines (under the heading “Company Secretary”).

1.5	A statement regarding the Company’s commitment to diversity, equity and inclusion, including a copy of its current Diversity, Equity and Inclusion Policy is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Corporate Social Responsibility” section. In addition, information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is set out in the “Governance Overview” section on pages 20 to 23 in the Annual Report and in the 2022 Proxy Statement on page 20 under the heading “Corporate Governance – Director Criteria and Nomination Process” and pages 12 to 13 under the headings “Board of Directors – Board Composition and Diversity” and “– Board Nominee Qualifications, Skills and Expertise”.

1.6	These statements and commitments reflect the Company’s commitment to promoting equality and diversity in the workplace and its recognition of the need for, and benefits of, diversity in helping the Company attract and retain high potential employees and ensuring its culture and values reflect the diversity of its people and the communities in which it operates. The Company has numerous policies, employee benefits and business practices in place to support a diverse and inclusive workforce, including diversity in age, ethnicity and background or gender identity. The Company also has established several employee resource groups committed to pursuing diversity initiatives and a Diversity, Equity and Inclusion Committee led by the Chief Risk Officer that is focused on progressing further initiatives at the Company.

1.7	The Company acknowledges that the Board has not set and disclosed measurable objectives for achieving gender diversity at the Board level, as the view is that appointments should be based on the various dimensions of diversity factors not limited to gender. In 2021, we met our 2022 Women in Finance Charter target goal of 25% senior management women representation in the UK ahead of schedule, and we are on track to achieve our new goal of 30% (with a +/-5% tolerance) representation by 2023. The Company also set new global targets for increasing the number of women employees to 42% and women employees in senior management to 30% by 2023. In addition to disclosing these measurable objectives for achieving gender diversity, we also disclose progress made towards achieving gender diversity in our Impact Report, including the percentage of women employed by the Company globally, and the percentage of women in management and senior leadership roles globally.

In addition, the Company set new targets and discloses the percentage of our ethnically diverse population globally and in leadership and senior management roles. The Company also publishes gender pay gap information in respect of its UK employee population, as required by applicable UK regulations, in its Impact Report. The Impact Report also includes global gender pay gap information. The Company’s latest Impact Report is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Corporate Social Responsibility” section.

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

1.8          The Board conducts an annual evaluation of its performance in order to determine whether it, its individual members and its committees are functioning effectively. The evaluation for this reporting period concluded on 27 October 2021. In accordance with the Governance Guidelines, the Nominating and Corporate Governance Committee oversees the annual evaluation.

1.9          The performance of the CEO is reviewed annually by the Compensation Committee in accordance with the Compensation Committee Charter. The results of this review are then presented to the Non-Executive Directors of the Board, reported to the CEO, and a summary of the results of the review are disclosed in the “Executive Compensation” section of the Company’s 2022 Proxy Statement. The Company’s evaluation of the performance of the current CEO is set out on pages 39 to 43 of the Proxy Statement.

1.10        The performance of members of ExCo is reviewed annually by the Compensation Committee in accordance with the Compensation Committee Charter. The review for this reporting period took place in December 2021 and considered each ExCo member’s pre-established goals and objectives and recommendations from the CEO.

2.	Structure the Board to Add Value

2.1	Information regarding the independence, chairperson, charter, membership and individual attendance of the Nominating and Corporate Governance Committee is set out on pages 20 and 21 in the Annual Report, pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies” and on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” section.

2.2          Information regarding the mix of skills and diversity that the Board currently has and looks to achieve in its membership is set out in the “Governance Overview” section on pages 20 to 23 in the Annual Report and on page 20 of the 2022 Proxy Statement under the heading “Corporate Governance – Director Criteria and Nomination Process”.

2.3	Information regarding director independence and tenure is set out on pages 18 and 19 in the Annual Report and pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies”, as well as on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board of Directors” section.

2.4          The Board has determined that a majority of the members of the Board are independent. For additional information, please refer to the section titled “Board of Directors – Director Independence” on page 20 of the 2022 Proxy Statement.

2.5	The chair of the Board is an independent director and is not also serving as a CEO of the Company.

2.6          The Company provides new directors with a director orientation program to familiarise them with, among other things, the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and ethics, corporate governance guidelines, principal officers, internal auditors and independent auditors. Further, each director is expected to participate in continuing education programs, at the expense of the Company, in order to maintain the necessary level of expertise to perform his or her responsibilities as a director. This practice is reflected in the Governance Guidelines (under the heading “Director Orientation and Continuing Education”).

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

3.	Act Ethically and Responsibly

3.1	The Company’s Code of Business Conduct that applies to all directors, officers and employees, as well as certain consultants, independent contractors and others performing extended services under the supervision or control of the Company, is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

3.2	In addition, the Company’s Senior Officer Code of Ethics, which applies to the CEO, Chief Financial Officer, Principal Accounting Officer, and Controller and to senior financial officers performing similar functions, is also available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

3.3	The Company's Personal Code of Ethics applies to all officers (other than directors) and employees as well as certain consultants, independent contractors and others performing extended services under the supervision or control of the Company. An overview of these policies is included in the Code of Business Conduct which is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

3.4          The Company's Whistleblowing Policy applies to all directors, officers and employees as well as certain consultants, independent contractors and others performing extended services under the supervision or control of the Company, in compliance with local laws in the countries in which the Group operates. The policy is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

3.5          The Company's Anti-Bribery and Corruption Policy applies to all directors, officers and employees as well as certain consultants, independent contractors and others performing extended services under the supervision or control of the Company, in compliance with local laws in the countries in which the Group operates. An overview of these policies is included in the Code of Business Conduct which is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

4.	Safeguard Integrity in Corporate Reporting

4.1	Information regarding the independence, chairperson, charter, membership, qualifications and individual attendance of the Audit Committee is set out on pages 20 and 21 in the Annual Report, pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies” and on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” section.

4.2	The CEO and Chief Financial Officer are required to certify in the Company’s annual and quarterly reports as to the accuracy and completeness of such reports and such officers’ responsibility for establishing and maintaining adequate disclosure controls and procedures and internal control over financial reporting.

4.3          All periodic and other financial reporting is audited or reviewed by the Company's external auditor to ensure the integrity of such information remains subject to an independent assessment. The integrity of non-financial information disclosed to the market is reviewed by the Board and/or the relevant committees (and in line with the relevant policies) depending on the nature and subject matter of that disclosure.

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

5.	Make Timely and Balanced Disclosure

5.1	The Company’s “Market Disclosure Policy” for complying with its continuous disclosure obligations under relevant SEC rules and the ASX listing rules is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” sections.

5.2          While the review and release of certain time-sensitive disclosures may be dealt with in accordance with the delegations set out in the Market Disclosure Policy, the Company ensures that the Board receives copies of all material market announcements promptly after they have been made.

5.3          The Company releases all new and substantive investor presentation materials on the ASX Market Announcements platform ahead of that presentation being made

6.	Respect the Rights of Security Holders

6.1          The Company keeps investors informed of its recent and upcoming activities, financial performance, corporate governance, directors, CEO, ExCo members, corporate actions and regulatory filings with the SEC and ASX via the Investor Relations section of our website (www.janushenderson.com/ir).

6.2	The Company actively maintains an investor relations program. Information to assist shareholders with managing their shareholding and for contacting the investor relations team directly is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Shareholder Information” section.

6.3	Information regarding the Company’s policies and procedures to encourage participation at the Annual General Meeting is set out on page 5 of the 2022 Proxy Statement under the heading “Notice of Annual General Meeting of Shareholders” and on pages 78 to 82 of that document under the heading “Questions and Answers About the Annual General Meeting”. The Company recognises that it has shareholders across the globe and commits to ensuring meetings of security holders are held at a reasonable place and time (and, where relevant, use of technology) to allow maximum participation from all shareholders.

6.4          The Company provides its investors with the option to receive communications from, and send communications to, the Company and the share registry electronically. The Company ensures that all substantive resolutions at a meeting of security holders are decided by poll.

7.	Recognise and Manage Risk

7.1          Information regarding the independence, chairperson, charter, membership and individual attendance of the Risk Committee is set out on pages 20 and 21 in the Annual Report, pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies” and on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” section.

7.2          The Board reviewed the Company’s risk management framework during the reporting period and was satisfied that the risk management framework continues to be sound, in particular after considering emerging risks, such as conduct risk, digital disruption, cyber-security, privacy and data breaches. The Board considers that the Company has been operating with due regard to that risk management framework and the Company's risk appetite as set by the Board. Details of the impact of COVID-19 and the Company's management of this risk, are set out on pages 16 to 29 of the 10-K under the heading “Risk Factors”.

ASX CORPORATE GOVERNANCE STATEMENT

(FINANCIAL YEAR ENDED 2021)

7.3          The Company’s Global Internal Audit function (Internal Audit) is led by the Global Head of Internal Audit. The function forms the third line of defence, assisting the Board and management in protecting the assets, reputation, and sustainability of the Group by providing an independent, objective assurance service designed to add value and improve the operations of the Group. The function helps the Group meet its objectives by bringing a systematic, disciplined approach to challenge management and evaluate the effectiveness of internal controls, risk management, and governance processes.

7.4          Internal Audit covers all entities of the Group. The function is independent of management, reporting functionally to the Audit Committee and administratively to the Group’s General Counsel & Company Secretary. Internal Audit operates a co-sourced model where audits are performed by in-house personnel with support from independent third-party subject matter expert firms, when needed or beneficial due to the subject matter of the audit. The function has unrestricted access to all information, systems, people, and business areas of the Group.

7.5           Internal Audit’s objectives are achieved through risk-based audits of business activities designed to assess the effectiveness of internal controls in mitigating various risks. Where improvements are required, corrective actions are agreed with management and tracked to completion. The internal audit plan and the function’s operating budget are presented to the Audit Committee for review and approval annually. Periodic changes to the annual plan are also reviewed and approved by the Audit Committee.

7.6          The material risks (including social risks) and uncertainties facing the Company are set out on pages 16 to 29 of the 10-K under the heading “Risk Factors”, which are primarily of a market, operational, legal, tax and regulatory nature.

8.	Remunerate Fairly and Responsibly

8.1	Information regarding the independence, chairperson, charter, membership and individual attendance of the Compensation Committee is set out on pages 20 and 21 in the Annual Report, pages 14 to 18 of the 2022 Proxy Statement under the heading “Board of Directors – Board Nominee Biographies” and on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Board Committees” section.

8.2          Information regarding the Company’s policies and practices regarding the compensation of Non-Executive Directors, the CEO and certain members of ExCo is set out in the 2022 Proxy Statement under the headings “Board Compensation” and “Executive Compensation” (see pages 26 to 27 and 35 to 56 of that document). Information regarding the Company’s compensation policies and practices for the CEO and all ExCo members is also included in its Global Remuneration Policy Statement which is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

8.3          Information regarding the Company’s policies regarding entry into transactions which limit the economic risk of participating in equity-based remuneration schemes relating to the Company’s securities is set out in the Company’s Share Trading Policy, which is available on the Investor Relations section of our website (www.janushenderson.com/ir) under “Corporate Governance” in the “Governance Policies & Statements” section.

9.	Additional Recommendations That Apply Only in Certain Cases

9.2           The Company seeks to hold its meetings of securityholders at times which suit the majority of its holders around the world and the exchanges on which it is listed.  The Company endeavours to hold those meetings in the morning, Sydney time.

9.3           The Company ensures that its external auditor attends the Company's annual general meeting and answer questions from securityholders, as the reappointment of the auditor is considered each year at that meeting